EXHIBIT 99.2

HomeBanc Corp.

Earnings Conference Call

For the Three Months Ended

March 31, 2005

HOMEBANC CORP

Q1 EARNINGS CALL

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include statements regarding HomeBanc Corp.’s (the “Company”) guidance for the first and second quarter of 2005; expectations about estimated REIT taxable income and reductions in GAAP losses in future periods; expected growth in the Company’s mortgage loan investment portfolio; statements regarding expectations of increased mortgage originations for the Company and total mortgage originations for the Company for periods in 2005; projections of industry mortgage originations in 2005; expectations about securitization funding as a percent of REIT portfolio in 2005 and future periods; expectations about the Company’s REIT taxable income and earnings per share during the second and third quarters of 2005; and our ability to achieve continued success in execution of our strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates on our mortgage loan production and product mix and our interest sensitive assets and liabilities; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided under our loan repurchase agreements with third parties; risks related to our execution of our new business strategy and our ability to meet the requirements for operation as a REIT; the risk that loan applications may not be an indication of loan origination volume realized in the future due to fallout from applicants not completing the application process or not closing a loan; the failure of assumptions underlying the establishment of reserves for possible loan and contingency losses and other estimates; and the other risks described in the Company’s SEC reports and filings under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors.” You should not place undue reliance on forward-looking statements since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

HOMEBANC CORP

Q1 EARNINGS CALL

HomeBanc Participants

Patrick Flood – Chairman and CEO

Kevin Race – President, COO and CFO

Carol Knies – Investor Relations Manager

HOMEBANC CORP

Q1 EARNINGS CALL

Highlights for Q1 2005

REIT taxable earnings (1) of $10.7 million or $0.21 per share, based on average outstanding shares of 51.7 million for the three month period

GAAP consolidated net loss of $7.6 million or $0.15 per share, based on average outstanding shares of 51.7 million for the three month period

REIT portfolio assets increased to $3.7 billion as of March 31, 2005

Mortgage origination volume of $1.4 billion for the three months ended March 31, 2005

New loan application volume of $1.9 billion for the three months ended March 31, 2005

Mortgage loan applications in the pipeline of $1.5 billion at March 31, 2005

(1) REIT taxable earnings is a non-GAAP financial measure. We define REIT taxable earnings to be REIT earnings calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement. A REIT is required to distribute 90% of its REIT taxable earnings, which in general, includes all dividends received from our taxable REIT subsidiaries. The most comparable GAAP measure is consolidated GAAP earnings. Federal tax laws calculate REIT taxable earnings in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings. Management believes that REIT taxable earnings is an additional meaningful measure of the Company’s operating performance. The Company uses REIT taxable earnings as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of REIT taxable earnings to consolidated GAAP earnings is provided at the end of this presentation.

HOMEBANC CORP

Q1 EARNINGS CALL

Results Since IPO

For the Qtr.

Sept. 30, 2004

For the Qtr.

Dec. 31, 2004

For the Qtr.

Mar. 31, 2005

Estimated

For the Qtr.

Jun. 30, 2005

Portfolio

$2.0 b

$2.9 b

$3.7 b

$4.3 - $4.7 b

Dividend per share

$0.12 (1)

$0.17 (1)

$0.19 (2)

$0.22 - $0.24(2)

Cons. GAAP Net (Loss)

($19.8) mm

($12.1) mm

($7.6) mm

($4.0) – ($5.1) mm

(1) Based on actual shares outstanding of 45.5 million

(2) Based on actual shares outstanding of 56.4 million

HOMEBANC CORP

Q1 EARNINGS CALL

HomeBanc’s Strategy

Profitability

Purchase

Product

Process

People

Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

HOMEBANC CORP

Q1 EARNINGS CALL

People

Impact From Investment In Human Capital

Mortgage Originator’s Top Rookie Originators

Rookies ranked in top 75

2002

2003

Rookies ranked in top 75/45

2003

2004

HomeBanc

13

14

HomeBanc

14

13

A. Anderson Scott

9

0

Mortgage Master

10

0

Mortgage Master

4

10

SunTrust

5

0

SunTrust

0

5

Companies with 3 or less

46

32

Companies with 3 or less

49

46

Total

75

75

Total

75

45

Retail Purchase Mortgage Origination Productivity

Avg. sales per loan officer ($mm)

2004

HomeBanc

$10.6

Large lender

$ 7.8

Mortgage industry

$ 4.4

Mega lender

$4.9

Source: Mortgage Originator, Preliminary (as of 5/10/05) MBA/Stratmor Peer Group, Company information

HOMEBANC CORP

Q1 EARNINGS CALL

People

Recognition – Great Places to Work

HomeBanc Mortgage named #1 Best Place to Work in Tampa by the Tampa Bay Business Journal - 2005

HomeBanc

#20

#2 A+ Employer for 2005 by the Atlanta Business Chronicle

HOMEBANC CORP

Q1 EARNINGS CALL

Process

Customer Satisfaction

NATIONAL MORTGAGE NEWS

JD Power Study: Servicers Own the Customer

ORLANDO, FL—When it comes to wooing customers, mortgage brokers and loan officers may be the first in line, but a recent study suggests that servicers are the ones who win the customers loyalty in the long run.

According to the J.D. Power & Associates 2005 Home Mortgage Study, which is designed to measure customer satisfaction with the mortgage industry and with particular companies, a far greater number of consumers name their mortgage servicer as “their” mortgage company than name the firm that originated the loan.

When asked to answer the question “which do you think of as your mortgage company,” 76% of consumers named their mortgage servicer, while 24% named their mortgage originator.

That’s good news for servicers working on portfolio retention and cross-sales, but the survey finds some areas of possible concern as well.

Jeremy Bowler, a director at J.D. Power & Associates who spoke at the MBA National Mortgage Servicing Conference here, said that overall, only 18% of mortgage servicing customers reported being “delighted” with their lender. Just 16% said they were delighted with their mortgage originator.

That’s about midway between the high ratio of 33% of customers who were delighted with their automotive company and the low point of 5% who reported being delighted with their recent airport experience. But Mr. Bowler pointed out that when things are going well, mortgage customers have little reason to contact their lender. That contrasts sharply with the “small package” industry, which consists of companies like Federal Express that have daily or weekly contact with their customers. The small package industry was among the most highly rated, with 30% of customers rating it in the top category of customer experience.

Mr. Jeremy said that the stakes for achieving high customer satisfaction are high, because satisfied customers are much more likely to recommend doing business with a lender. By contrast, dissatisfied customers can become word-of-mouth “brand terrorists,” he said.

Escrow administration was one area where mortgage servicers received lower-than-average customer service marks, according to the consumer survey.

“Many of you are the bearer of bad tidings,” Mr. Bowler noted, since servicers have to report increases in insurance premiums and property taxes to their customers.

Also, Mr. Bowler said it is important for call centers to be able to resolve customer complaints or inquiries quickly. Despite high industry claims about “one call resolution,” only 61% of customers said that they were able to resolve an issue with their mortgage lender in one call. About one in four said it took at least three calls.

“From the customers point of view, if it takes more than one call, satisfaction drops very quickly.”

He also said servicers need to make sure they meet promises or expectations they agree to when a customer calls in, such as saying something will arrive in the mail within a set number of days.

“Whatever expectation you do set, it’s a cardinal sin to fail to meet that expectation.”

33% of customers delighted with their automotive company; 5% delighted with recent airport experience

18% of mortgage servicing industry customers satisfied with level of service

16% of customers delighted with mortgage originator

HOMEBANC CORP.

Q1 EARNINGS CALL

Process and Product

Customer Satisfaction

Customer Service Guarantee Redemptions

1.2%

1.0%

0.8%

0.6%

0.4%

0.2%

0.0%

1.00%

0.54%

0.43%

0.74%

0.41%

0.26%

2000

2001

2002

2003

2004

Q12005

#1 Recommended Mortgage Provider in nationwide study published by Inside Mortgage Finance / Campbell Communications in April 2004

INSIDE MORTGAGE FINANCE®

Rank Lender

1 HomeBanc

2 Cendant Mortgage

3 American Home

4 RBC Mortgage

5 GMAC Mortgage

Loan Closing Satisfaction Survey – “Top Box”

Q1 2005 Q1 2004 Change

82.5% 78.4% 4.1%

Q1 2005 response rate is 72%

Q1 2005 Loan Originations

HomeBanc Industry

78% ARM

32% ARM

68% FRM

22% FRM

HOMEBANC CORP

Q1 EARNINGS CALL

Purchase & Product

Loan Origination Statistics

Three Months Ended March 31, 2005

Mortgage Bankers Assoc. Industry Forecast(1)

($s in Billions)

%

Change

MBA Total Volume

FY 2005 vs. 2004

(6%)

HomeBanc Mortgage Corporation

Projected

($            in Billions)

Q1

2005

% of

Total

Q1

2004

%

Chg.

FY

2005

FY

2004

%

Chg.

Total Loan Vol.

$1.385

100%

$1.255

10%

$6.25

$5.6

12%

Purchase Vol.

$1.036

75%

$0.933

11%

Refinance Vol.

$0.349

25%

$0.322

8%

(1) Mortgage Bankers Association of America Long-Term Mortgage Finance Forecast as of April 14, 2005

HOMEBANC CORP

Q1 EARNINGS CALL

Purchase

Strategic Marketing Alliances

As of March 31, 2005

Q1 2005

Q1 2004

% Change

# of Alliances

230

127

81%

Realtors

88

58

Builders(1)

142

69

# of Locations

271

183

48%

Realtors

129

114

Builders(1)

142

69

(1) The number of builder alliances and locations may vary based upon the number and duration of the builder development projects, and therefore is expected to vary more than the realtor alliance data.

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Highlights

GAAP consolidated net loss of $7.6 million, or $0.15 per share, based on average shares outstanding of 51.7 million for three months ended March 31, 2005

Total consolidated revenues increased $8.1 million to $20.8 million for three months ended March 31, 2005 compared to $12.7 million for the three months ended December 31, 2004

Total expenses for the first quarter of 2005 increased $0.2 million, or 1%, to $31.8 million compared to the fourth quarter of 2004

Net interest income of $11.6 million for the three months ended March 31, 2005, an increase of $2.2 million to $9.4 million for the three months ended December 31, 2004

Mortgage origination volume of $1.4 billion

REIT portfolio assets at March 31, 2005 of $3.7 billion, up from $2.9 billion at December 31, 2004, an increase of 25%

Total loans retained for investment represented 62% of new loans originated in the quarter

Book equity increased 42% to $357 million as of March 31, 2005 from $251 million as of December 31, 2004

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

REIT Portfolio Drives Dividend

As of March 2005

Balance

Wtd Avg Coupon

Loans held for investment1

Securitized

$2,957

Non-securitized

699

Total loans

$3,656

4.78%

Debt2

Collateralized debt obligations

$2,960

Warehouse & aggregation facilities

570

Total debt

$3,530

3.48%

Net interest margin3

Less:

Servicing of LHFI

0.05

Charge-offs of LHFI

0.00

REIT General & Administrative

0.10

REIT taxable income

1.15%

REIT equity (ROE)1,4

$157

26.78%

1 The loan amounts include the related loan premium, and the Weighted Average Coupon (WAC) percentages reflect the estimated amortization of the loan premium over the loans’ estimated lives.

2 Debt includes the long term debt, plus the short term aggregation facilities and warehouse debt that the REIT uses to finance loans held for investment, and reflects the effect of interest rate hedges.

3 Net interest margin is a non-GAAP financial measure defined as the weighted average coupon of the loans held for investment less the weighted average coupon of the debt, including cost of hedges. The net interest margin shown is a non-GAAP measure because it excludes other Company debt and earning assets and the related interest expense and interest income. The Company’s equity supporting the loans held for investment also is not taken into account in this calculation. The Company believes this is useful measure since it shows the earnings on loans held for investment after the cost of related debt which the Company believes is an important driver of REIT taxable income, which in turn forms the basis for dividends on our common stock.

4 REIT equity and ROE are also non-GAAP measures. The REIT equity is the difference between the total loans and the total debt, plus the amount of loan premium. The REIT ROE is calculated by multiplying the total loans by the REIT taxable income percentage divided by the REIT equity. The Company believes this is a useful measure of the return on the equity held to support the loans held for investment and indicates the effects of leverage on the return on such equity and of the returns that such loans may be viewed as generating for shareholders after taking into account direct debt financing costs. Since it does not include all items of income or expense, or the income or expenses of subsidiaries or all equity used by the Company and its subsidiaries, it is a non-GAAP measure that is significantly different from return on the Company’s total GAAP equity.

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Execution In The Securitization Market

Closing

Securitization Series

Size of Offering

($            in millions)

Wtd. Avg.

Spread to LIBOR

Equity Retained

3/31/05 2005-2(1)

$ 171

0.37%

2.9%

2/23/05 2005-1

$ 1,097

0.32%

0.04%

10/29/04 2004-2

$ 898

0.43%

2.3%

7/30/04 2004-1

$ 993

0.47%

2.8%

Approximately $3.2 billion of successful securitization transactions to date – 80% of total portfolio permanently funded

Reduced cost of funds based on spread to LIBOR with each first-lien securitization transaction

Lower equity retained and achieved better leverage with each first-lien securitization transaction

(1) Series 2005-2 only included second-lien mortgage loans, whereas the other series included only first-lien mortgage loans

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Duration Gap Based on Interest Rate Resets

As of March 2005

Avg. Months to Interest Rate Reset

Loans(1)

19.2 months

Debt

(0.8) months

Interest Reset Gap Unadjusted

18.4 months

Effect of Hedges(2)

(18.4) months

Net Interest Rate Duration Gap(3)

0.0 months

(1) Prepayment adjusted at 15% Constant Prepayment Rate (CPR)

(2) Hedges consist of interest rate swaps based on contractual maturities, and interest rate options based on effective duration + 100 basis points

(3) Net change in number of months for the interest rate to reset on loans versus corresponding changes in interest rate on debt, net of hedges

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Servicing Activities

March 31, 2005

($s in millions)

Unpaid

Principal

Balance

Units

Servicing Portfolio

Loans serviced for 3rd parties

$ 524

2,248

Loans owned by REIT

3,656

22,219

Total at March 31, 2005

$ 4,180

24,467

Weighted Avg. Service Fee 0.36%

REIT portfolio delinquency 90 days or more = 0.03% (on a unit basis)

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Q2 2005 Guidance

Estimated HBMC (TRS) full year 2005 total new loan volume of approximately $6.0 to $6.5 billion

Estimated HBMC mortgage loan volume of approximately $1.6 to $1.8 billion in Q2

Estimated total REIT (HMB) loan portfolio at June 30, 2005 of $4.3 billion to $4.7 billion

Estimated REIT taxable earnings per share of $0.22 to $0.24 for Q2 based on 56.4 million shares outstanding

Estimated consolidated GAAP net loss of ($0.07) to ($0.09) per share for Q2 2005 based on estimated 56.4 million shares outstanding

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Q3 2005 Guidance

Estimated REIT taxable earnings per share of $0.25 to $0.27 for Q3 2005 based on 56.4 million shares outstanding

Estimated consolidated GAAP net loss of ($0.04) to $0.00 per share for Q3 2005 based on estimated 56.4 million shares outstanding

HOMEBANC CORP

Q1 EARNINGS CALL

Profitability

Dividend Reinvestment & Stock Purchase Plan

We offer a Dividend Reinvestment and Stock Purchase Plan to shareholders of record

SunTrust Bank is the plan administrator

For information on the plan and registration materials, contact SunTrust Bank at 800-568-3476

HOMEBANC CORP

Q1 EARNINGS CALL

Non-GAAP Reconciliation

REIT Taxable Income

(In thousands)

Three Months Ended

March 31, 2005

REIT Taxable Income(1)

$10,687

Taxable REIT Subsidiaries Pre-tax

(17,372)

GAAP Eliminations(2)

(4,381)

Tax Benefit

3,508

Consolidated GAAP Loss (Post-tax)

($ 7,558)

(1) We define REIT taxable income to be REIT taxable income calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement. A REIT is required to distribute 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by TRSs), plus 90% of net after-tax income from foreclosure property. REIT taxable income is a non-GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that REIT taxable income is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income (loss). REIT taxable income should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses REIT taxable income as the basis for establishing the amount of dividends payable to holders of its common stock.

(2) Consists primarily of intercompany gains on sale of loans from taxable REIT subsidiaries to HomeBanc Corp. excluded from income by SFAS No. 65, as amended, and includes the elimination of amortization of loan premium.

HOMEBANC CORP

Q1 EARNINGS CALL

Non-GAAP Reconciliation

Debt

As of March 2005

($            in thousands)

Warehouse lines of credit

$ 242

Aggregation credit facilities

480

Collateralized debt obligations

2,960

Total GAAP Debt

3,682

Less: Debt at Taxable REIT Subsidiaries (TRSs)

152

REIT Debt

$3,530

HOMEBANC CORP

Q1 EARNINGS CALL

As a Reminder...

An audio recording of this conference call will be available through May 25, 2005. To listen to the recording, please dial 800-405-2236. The replay access code is 11028432.

An audio recording and a copy of this slide presentation will be available on the HomeBanc website within 24 hours at www.fulldisclosure.com and www.HomeBanc.com.

HOMEBANC CORP